Putnam VT Growth Opportunities Fund
The fund's portfolio
9/30/20 (Unaudited)

COMMON STOCKS (98.8%)(a)
	Shares	Value
Aerospace and defense (1.1%)
Northrop Grumman Corp.	35,943	$11,339,657

		11,339,657
Air freight and logistics (0.9%)
FedEx Corp.	36,681	9,226,005

		9,226,005
Automobiles (1.4%)
Tesla Motors, Inc.(NON)	34,034	14,600,926

		14,600,926
Biotechnology (3.2%)
Regeneron Pharmaceuticals, Inc.(NON)	17,558	9,828,617
Seattle Genetics, Inc.(NON)	56,230	11,003,649
Vertex Pharmaceuticals, Inc.(NON)	50,528	13,749,679

		34,581,945
Capital markets (2.2%)
London Stock Exchange Group PLC (United Kingdom)	70,175	8,028,070
S&P Global, Inc.	42,572	15,351,463

		23,379,533
Chemicals (1.6%)
Linde PLC	21,775	5,185,281
Sherwin-Williams Co. (The)	16,688	11,627,197

		16,812,478
Commercial services and supplies (0.8%)
Waste Connections, Inc.	82,098	8,521,772

		8,521,772
Entertainment (1.0%)
Live Nation Entertainment, Inc.(NON)	98,230	5,292,632
Netflix, Inc.(NON)	6,673	3,336,700
Sea, Ltd. ADR (Thailand)(NON)	16,873	2,599,117

		11,228,449
Equity real estate investment trusts (REITs) (2.6%)
American Tower Corp.(R)	70,889	17,135,998
SBA Communications Corp.(R)	32,114	10,227,667

		27,363,665
Food and staples retail (0.7%)
Walmart, Inc.	53,435	7,476,091

		7,476,091
Health-care equipment and supplies (4.9%)
Danaher Corp.	91,310	19,661,782
DexCom, Inc.(NON)	32,905	13,564,428
IDEXX Laboratories, Inc.(NON)	48,822	19,192,416

		52,418,626
Health-care providers and services (2.3%)
UnitedHealth Group, Inc.	78,400	24,442,768

		24,442,768
Hotels, restaurants, and leisure (0.9%)
Chipotle Mexican Grill, Inc.(NON)	7,674	9,544,231

		9,544,231
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13 to 8/31/16, cost $44) (Private) (Germany)(NON)(F)(RES)	66	58

		58
Industrial conglomerates (0.4%)
Roper Technologies, Inc.	11,928	4,712,872

		4,712,872
Insurance (0.6%)
AIA Group, Ltd. (Hong Kong)	657,537	6,477,514

		6,477,514
Interactive media and services (6.8%)
Alphabet, Inc. Class C(NON)	30,720	45,146,112
Facebook, Inc. Class A(NON)	105,057	27,514,428

		72,660,540
Internet and direct marketing retail (10.3%)
Alibaba Group Holding, Ltd. (China)(NON)	150,240	5,555,675
Alibaba Group Holding, Ltd. ADR (China)(NON)	18,780	5,520,944
Amazon.com, Inc.(NON)	28,059	88,350,215
Booking Holdings, Inc.(NON)	6,169	10,553,185

		109,980,019
IT Services (10.8%)
Edenred (France)	115,064	5,162,387
Fidelity National Information Services, Inc.	78,966	11,624,585
Mastercard, Inc. Class A	85,065	28,766,431
PayPal Holdings, Inc.(NON)	181,332	35,727,844
Snowflake, Inc. Class A(NON)(S)	13,750	3,451,250
Visa, Inc. Class A	150,937	30,182,872

		114,915,369
Life sciences tools and services (1.2%)
Lonza Group AG (Switzerland)	21,569	13,314,118

		13,314,118
Media (1.8%)
Charter Communications, Inc. Class A(NON)(S)	31,772	19,836,530

		19,836,530
Personal products (1.3%)
Estee Lauder Cos., Inc. (The) Class A	65,898	14,382,239

		14,382,239
Pharmaceuticals (1.7%)
Eli Lilly and Co.	119,381	17,670,776

		17,670,776
Professional services (1.6%)
CoStar Group, Inc.(NON)	19,811	16,809,832

		16,809,832
Road and rail (1.0%)
Union Pacific Corp.	56,390	11,101,499

		11,101,499
Semiconductors and semiconductor equipment (5.1%)
Advanced Micro Devices, Inc.(NON)	126,695	10,387,723
NVIDIA Corp.	50,710	27,445,266
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	79,409	6,437,688
Texas Instruments, Inc.	75,076	10,720,102

		54,990,779
Software (18.2%)
Adobe, Inc.(NON)	57,325	28,113,900
Avalara, Inc.(NON)	68,818	8,763,284
DocuSign, Inc.(NON)	42,380	9,121,871
Dynatrace, Inc.(NON)	200,827	8,237,924
Everbridge, Inc.(NON)(S)	45,385	5,706,256
Microsoft Corp.	497,227	104,581,755
Salesforce.com, Inc.(NON)	87,470	21,982,960
ServiceNow, Inc.(NON)	16,343	7,926,355

		194,434,305
Specialty retail (1.6%)
Home Depot, Inc. (The)	60,884	16,908,096

		16,908,096
Technology hardware, storage, and peripherals (9.6%)
Apple, Inc.	885,465	102,545,704

		102,545,704
Textiles, apparel, and luxury goods (3.2%)
lululemon athletica, Inc. (Canada)(NON)	31,214	10,280,955
NIKE, Inc. Class B	191,536	24,045,429

		34,326,384

Total common stocks (cost $494,904,164)		$1,056,002,780

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Neuralstem, Inc. Ser. K, (acquired 4/20/17, cost $—)(RES)	1/9/22	$42.00	430	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (3.6%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.22%(AFF)	Shares	24,144,850	$24,144,850
Putnam Short Term Investment Fund Class P 0.21%(AFF)	Shares	13,392,823	13,392,823
U.S. Treasury Bills 0.141%, 10/8/20(SEGSF)		$209,000	208,997
U.S. Treasury Cash Management Bills 0.087%, 12/22/20(SEGSF)		400,000	399,923

Total short-term investments (cost $38,146,589)			$38,146,593
TOTAL INVESTMENTS

Total investments (cost $533,050,753)			$1,094,149,373

	OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20 (Unaudited)
	Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
	Goldman Sachs International
	$6,564,920	$6,167,697	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	A basket (GSCBPAND) of common stocks — Monthly*	$(398,501)

	Upfront premium received		—	Unrealized appreciation			—

	Upfront premium (paid)		—	Unrealized (depreciation)			(398,501)

		Total	$—			Total	$(398,501)
*	The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (GSCBPAND) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Penn National Gaming, Inc.	Consumer cyclicals	4,003	$291,018	4.72%
Caesars Entertainment, Inc.	Consumer cyclicals	3,754	210,439	3.41%
Darden Restaurants, Inc.	Consumer staples	1,909	192,340	3.12%
Gap, Inc. (The)	Consumer cyclicals	11,288	192,235	3.12%
MGM Resorts International	Consumer cyclicals	8,637	187,850	3.05%
L Brands, Inc.	Consumer cyclicals	5,872	186,781	3.03%
Brinker International, Inc.	Consumer staples	4,329	184,951	3.00%
Royal Caribbean Cruises, Ltd.	Consumer cyclicals	2,730	176,717	2.87%
Delta Air Lines, Inc.	Transportation	5,454	166,782	2.70%
Norwegian Cruise Line Holdings, Ltd.	Consumer cyclicals	9,623	164,644	2.67%
Trip.com Group, Ltd. ADR (China)	Consumer cyclicals	5,238	163,109	2.64%
Estee Lauder Cos., Inc. (The)	Consumer staples	741	161,777	2.62%
Southwest Airlines Co.	Transportation	4,288	160,783	2.61%
Live Nation Entertainment, Inc.	Consumer cyclicals	2,931	157,924	2.56%
JetBlue Airways Corp.	Transportation	13,637	154,512	2.51%
American Airlines Group, Inc.	Transportation	12,567	154,453	2.50%
Dave & Buster's Entertainment, Inc.	Consumer staples	10,174	154,231	2.50%
Hilton Worldwide Holdings, Inc.	Consumer cyclicals	1,799	153,505	2.49%
United Airlines Holdings, Inc.	Transportation	4,359	151,471	2.46%
Expedia Group, Inc.	Consumer cyclicals	1,647	150,997	2.45%
Marriott International, Inc./MD Class A	Consumer cyclicals	1,602	148,348	2.41%
Booking Holdings, Inc.	Consumer cyclicals	84	144,073	2.34%
Ford Motor Co.	Consumer cyclicals	21,579	143,716	2.33%
Las Vegas Sands Corp.	Consumer cyclicals	3,003	140,123	2.27%
Spirit Airlines, Inc.	Transportation	8,657	139,386	2.26%
Huazhu Group, Ltd. ADR (China)	Consumer cyclicals	3,131	135,376	2.19%
Boeing Co. (The)	Capital goods	807	133,359	2.16%
Wynn Resorts, Ltd.	Consumer cyclicals	1,820	130,716	2.12%
Alaska Air Group, Inc.	Transportation	3,507	128,444	2.08%
Macy's, Inc.	Consumer cyclicals	21,198	120,830	1.96%
Nordstrom, Inc.	Consumer cyclicals	9,187	109,511	1.78%
Texas Roadhouse, Inc.	Consumer staples	1,730	105,140	1.70%
Cheesecake Factory, Inc. (The)	Consumer staples	3,333	92,447	1.50%
Boyd Gaming Corp.	Consumer cyclicals	2,911	89,329	1.45%
TripAdvisor, Inc.	Consumer staples	3,729	73,048	1.18%
Bloomin' Brands, Inc.	Consumer staples	4,491	68,575	1.11%
Cracker Barrel Old Country Store, Inc.	Consumer staples	568	65,166	1.06%
Six Flags Entertainment Corp.	Consumer cyclicals	3,141	63,763	1.03%
Wyndham Hotels & Resorts, Inc.	Consumer cyclicals	1,180	59,572	0.97%
Hyatt Hotels Corp. Class A	Consumer cyclicals	1,072	57,222	0.93%
Dine Brands Global, Inc.	Consumer staples	1,033	56,394	0.91%
Melco Resorts & Entertainment, Ltd. ADR (Hong Kong)	Consumer cyclicals	3,006	50,052	0.81%
SeaWorld Entertainment, Inc.	Consumer cyclicals	2,414	47,606	0.77%
Red Rock Resorts, Inc. Class A	Consumer cyclicals	2,699	46,149	0.75%
Wyndham Destinations, Inc.	Consumer cyclicals	1,307	40,191	0.65%
Marriott Vacations Worldwide Corp.	Consumer cyclicals	430	39,032	0.63%
Copa Holdings SA Class A (Panama)	Transportation	763	38,406	0.62%
Allegiant Travel Co.	Transportation	290	34,736	0.56%
Extended Stay America, Inc. (Units)	Consumer cyclicals	2,414	28,848	0.47%
Choice Hotels International, Inc.	Consumer cyclicals	295	25,351	0.41%

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2020 through September 30, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $1,068,302,962.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $58, or less than 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/19	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 9/30/20
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$11,751,750	$256,921,962	$244,528,862	$215,333	$24,144,850
	Putnam Short Term Investment Fund**	2,855,645	136,034,446	125,497,268	67,270	13,392,823

	Total Short-term investments	$14,607,395	$392,956,408	$370,026,130	$282,603	$37,537,673
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $24,144,850, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $23,450,980.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $444,920.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $397,223 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $398,501 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $444,920 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$103,725,519	$—	$—
Consumer discretionary	179,803,981	5,555,675	58
Consumer staples	21,858,330	—	—
Financials	15,351,463	14,505,584	—
Health care	129,114,115	13,314,118	—
Industrials	61,711,637	—	—
Information technology	461,723,770	5,162,387	—
Materials	16,812,478	—	—
Real estate	27,363,665	—	—

Total common stocks	1,017,464,958	38,537,764	58
Warrants	—	—	—
Short-term investments	13,392,823	24,753,770	—

Totals by level	$1,030,857,781	$63,291,534	$58
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Total return swap contracts	$—	$(398,501)	$—

Totals by level	$—	$(398,501)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
OTC total return swap contracts (notional)	$3,700,000
Warrants (number of warrants)	400
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com